SecureDesigns® Variable Annuity AdvanceDesigns® Variable Annuity	SecureDesigns® Variable Annuity AdvanceDesigns® Variable Annuity
Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 800 Westchester Avenue, Suite 641 N Rye Brook, New York 10573

Supplement Dated October 12, 2012
To the Current Prospectus

Effective November 1, 2012, the Legg Mason Western Asset Variable Global High Yield Bond Subaccount will change its name to the Western Asset Variable Global High Yield Bond Subaccount. All references to the former name in the current Prospectus are hereby changed to reflect the new name effective November 1, 2012.

Please Retain This Supplement For Future Reference